UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2015

Millennium Investment & Acquisition Co. Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-22156

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

SMC Global

The unaudited consolidated financial statements of SMC Global Securities Limited (“SMC”) for the quarter ended September 30, 2015, including the accompanying notes thereto and U.S. GAAP translations, as received by the registrant from SMC (the “SMC Financial Statements”), are attached hereto as Exhibit 99.1.

The SMC Financial Statements are not financial statements of the Registrant. The Registrant’s relevant asset is its ownership of a minority equity interest in SMC. In connection with the registrant’s investment in SMC, SMC has undertaken to provide the registrant with financial statements of the sort attached hereto, and the registrant has undertaken to file such financial statements publicly with the Securities and Exchange Commission.

SMC Global publishes its financial information in Indian Rupees. All translations from Indian Rupees to U.S. dollars are made on the basis of an exchange rate at the end of the period `65.50 = USD $1.00 as of September 30, 2015.

Disclaimer:

SMC Global Securities Limited is proposing, subject to receipt of requisite approvals, market conditions and other considerations, a further public offering of its equity shares (the “Equity Shares”) and has filed the Draft Red Herring Prospectus with the Securities and Exchange Board of India (“SEBI”) and the Stock Exchanges. The Draft Red Herring Prospectus is available on the website of SEBI at www.sebi.gov.in and on the websites of the Book Running Lead Manager i.e., ICICI Securities Limited at www.icicisecurities.com and the Co- Book Running Lead Manager i.e., Elara Capital (India) Private Limited at www.elaracapital.com .. Investors should note that investment in the Equity Shares involves a high degree of risk and for details relating to the same, please see the section titled “Risk Factors” of the aforementioned offer document.

The Equity Shares have not been and will not be registered under the US Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the Equity Shares are only being offered and sold outside the United States in offshore transactions in reliance on Regulation S under the Securities Act. The Equity Shares have not been and will not be registered, listed or otherwise qualified in any other jurisdiction outside India and may not be offered or sold, and bids may not be made by persons in any such jurisdiction, except in compliance with the applicable laws of such jurisdiction.”

Item 9.01 Financial Statements and Exhibits.

Exhibits

Ex. No.	Description

99.1	Unaudited US GAAP Financial Statements of SMC Global Securities Limited as September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2015

MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.

By	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary & Treasurer